SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material under Rule 14a-12

TIMCO Aviation Services, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]   No fee required.

[  ]   Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TIMCO Aviation Services, Inc.

623 Radar Road
Greensboro, North Carolina 27410
(336) 668-4410 Ext. 3004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (“Annual Meeting”) of TIMCO Aviation Services, Inc., a Delaware corporation, will be held on Tuesday, January 13, 2004 at 10:00 a.m., local time, at One Southeast Third Avenue, 19th Floor Conference Center, Miami, Florida, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

(1)	To elect five persons to our board of directors, two to serve until the 2006 Annual Meeting of Stockholders, two to serve until the 2005 Annual Meeting of Stockholders and one to serve until the 2004 Annual Meeting of Stockholders;

(2)	To adopt the TIMCO Aviation Services, Inc. 2003 Stock Incentive Plan;

(3)	To ratify the appointment of our independent auditors for the 2003 fiscal year; and

(4)	To transact such other business as may properly come before the meeting.

     Pursuant to our bylaws, our board of directors has fixed the close of business on December 1, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

     A FORM OF PROXY IS ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

Roy T. Rimmer, Jr., Chairman of the Board

Greensboro, North Carolina
December 1, 2003

TIMCO Aviation Services, Inc.

623 Radar Road
Greensboro, North Carolina 27410
(336) 668-4410 Ext. 3004

PROXY STATEMENT

     The enclosed proxy is solicited by the board of directors (the “Board”) of TIMCO Aviation Services, Inc., a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Tuesday, January 13, 2004 at 10:00 a.m., local time, at One Southeast Third Avenue, 19th Floor Conference Center, Miami, Florida. The approximate date on which this statement and the enclosed proxy will be sent to stockholders will be December 8, 2003. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If signed but no space is marked, it will be voted by the persons therein named at the meeting: (i) for the election of five persons to serve on our Board of Directors; two to serve until the 2006 Annual Meeting of Stockholders, two to serve until the 2005 Annual Meeting of Stockholders and one to serve until the 2004 Annual Meeting of Stockholders, or until their respective successors are elected and qualified, (ii) for the adoption the TIMCO Aviation Services, Inc. 2003 Stock Incentive Plan, (iii) for the ratification of the selection of our independent auditors for the 2003 fiscal year, and (iv) in their discretion, upon such other business as may properly come before the meeting.

     Representatives of our independent auditors are not expected to attend the Annual Meeting.

     We will bear the cost of the Board’s proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone and telegraph, all without extra compensation.

     At the close of business on December 1, 2003 (the “Record Date”), we had outstanding 31,640,994 shares of our common stock, $.001 par value per share. Each share of our common stock entitles the holder thereof on the Record Date to one vote on each matter submitted to a vote of stockholders at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of our common stock. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

     Shares represented by proxies that are marked “abstain” or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals.

     A list of the stockholders entitled to vote at the annual meeting will be available at our principal executive office located at 623 Radar Road, Greensboro, North Carolina 27410 for a period of ten (10) days prior to the annual meeting for examination by any stockholder.

     Whether or not you plan to attend the Annual Meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

     A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A LATER-DATED WRITTEN NOTICE TO THE CORPORATE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

OUR BOARD OF DIRECTORS

Board of Directors

     Our certificate of incorporation and bylaws presently provide for a board of directors divided into three classes, as equal in size as possible, with staggered terms of three years. At the date of this proxy statement, the current members of the Board and the expiration of their terms as directors were as follows:

Name	Age	Positions	Term Expires

Roy T. Rimmer, Jr.	62	Chairman of the Board and Chief Executive Officer	2004
Steven L. Gerard	58	Director	2003
Stephen E. Gorman	47	Director	2002
Philip B. Schwartz	49	Director and Corporate Secretary	2003
Jack J. Hersch	45	Director	2002

Business Experience of the Board

     Roy T. Rimmer, Jr. has been our Chairman and Chief Executive Officer since June 2001 and has been a director since January 2000. Prior to becoming our Chairman and Chief Executive Officer, for more than the last five years Mr. Rimmer was a private investor and the operator of a private company in the business of transporting crude oil and natural gas. Mr. Rimmer serves on our Board as the representative of Lacy J. Harber, our principal stockholder.

     Steven L. Gerard has been the Chairman and Chief Executive Officer of Century Business Services Inc. (CBIZ), a diversified services company providing professional outsourced business services, since October 2002. Prior thereto, from October 2000, Mr. Gerard was CEO and a director of CBIZ, from 1997 to October 2000 Mr. Gerard was the Chairman and Chief Executive Officer of Great Point Capital, Inc., a provider of operational and advisory services, and from 1991 to 1997 Mr. Gerard was Chairman and Chief Executive Officer of Triangle Wire and Cable, Inc. and its successor, Ocean View Capital, Inc., a manufacturer of insulated wire and cable. Mr. Gerard’s prior experience includes 16 years in various senior corporate finance and banking positions with Citibank, N.A. and seven years with the American Stock Exchange. Mr. Gerard has been a director since September 2000 and also serves on the boards of directors of Fairchild Company, Inc., Lennar Corporation and Joy Global, Inc.

     Stephen E. Gorman has recently been named the President and Chief Executive Officer of Greyhound Lines, Inc. Prior to joining Greyhound in July 2003, from August 2001 to June 2003 Mr. Gorman was the President, North America for Krispy Kreme Doughnuts, Inc. responsible for all store operations in North America. Prior thereto: (i) for five years Mr. Gorman was employed by Northwest Airlines, Inc., at which he last held the position of Executive Vice President of Technical Operations and Flight Operations with responsibility for all aircraft maintenance operations, pilot operations, operations planning and control, dispatch and flight simulator operations, and (ii) for more than 9 years Mr. Gorman held a variety of senior executive positions with Aviall, Inc., a provider of third party aviation services. Mr. Gorman has been a director since October 2001 and also serves on the board of directors of Pinnacle Airlines, Inc., a regional airline based in Memphis, Tennessee.

     Philip B. Schwartz is an attorney in the law firm of Akerman Senterfitt. Mr. Schwartz is a member of The Florida Bar and the American Bar Association and a former Chair of the Business Law Section of The Florida Bar. Akerman Senterfitt performs legal services for TIMCO Aviation Services. Mr. Schwartz has been a director since June 1998 and our Corporate Secretary since March 1999.

     Jack J. Hersch is a private investor. From 2000 to January 2003, Mr. Hersch was a partner at Cypress Management, LP, a hedge fund. Prior to joining Cypress, from 1996 to 2000 Mr. Hersch was a partner of Scoggin Capital Management, LP, and from 1994 to 1996 Mr. Hersch was a Senior Vice President of Donaldson, Lufkin & Jenrette. Over the last few years, Mr. Hersch has been actively involved in investing in the securities of several aviation and aviation services businesses, including TIMCO Aviation Services. Mr. Hersch joined our Board on February 28, 2002 and serves on our board as a representative of the holders of our 8% senior subordinated convertible PIK notes due 2006 (“senior notes”).

Nominees to the Board

     At the annual meeting, five persons will be elected to serve on our Board. Our Board has nominated the following persons for election to the Board:

     Roy T. Rimmer, Jr. Mr. Rimmer has been nominated to serve until the 2006 Annual Meeting of Stockholders. For biographical information regarding Mr. Rimmer, see “Business Experience of the Board” above.

     Jack J. Hersch. Mr. Hersch has been nominated to serve until the 2006 Annual Meeting of Stockholders. For biographical information regarding Mr. Hersch, see “Business Experience of the Board” above.

     Philip B. Schwartz. Mr. Schwartz has been nominated to serve until the 2005 Annual Meeting of Stockholders. For biographical information regarding Mr. Schwartz, see “Business Experience of the Board” above.

     Steven L. Gerard. Mr. Gerard has been nominated to serve until the 2005 Annual Meeting of Stockholders. For biographical information regarding Mr. Gerard, see “Business Experience of the Board” above.

     Stephen E. Gorman. Mr. Gorman has been nominated to serve until the 2004 Annual Meeting of Stockholders. For biographical information regarding Mr. Gorman, see “Business Experience of the Board” above.

Consideration of Future Nominees

     Our Board will consider director candidates recommended by our stockholders. Any stockholder wishing to submit a recommendation to the Board with respect to the 2004 Annual Meeting of Stockholders should send a signed letter of recommendation to TIMCO Aviation

Services, Inc., 623 Radar Road, Greensboro, North Carolina 27410, Attention: Corporate Secretary. To be considered, recommendation letters must be received prior to April 30, 2004, must state the reasons for the recommendations and contain the full name and address of each proposed nominee, as well as a brief biographical history setting forth past and present directorships, employment and occupations. The recommendation letter must also include a statement indicating that such nominee has consented to being named in the proxy statement and to serve if elected.

Meetings of the Board

     During 2002, our Board held a total of five meetings and acted nine times by written consent in lieu of a meeting. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which they serve.

Committees of the Board of Directors

     Our Board has the responsibility for establishing broad corporate policies and for our overall performance. Standing committees of the board are the audit committee and the compensation committee. The Board does not have a nominating committee or any committee performing such function.

     Audit Committee. The audit committee presently consists of Messrs. Gorman, Gerard and Hersch, each of whom is an “independent director” as defined under the rules of the NASDAQ Stock Market. The audit committee has been assigned the principal function of establishing our audit policies, selecting our independent auditors and overseeing the engagement of our independent auditors. The audit committee held eight meetings during 2002. The audit committee operates under a written charter adopted by our Board.

     Compensation Committee. The compensation committee presently consists of Messrs. Schwartz, Gorman and Gerard. The compensation committee has been assigned the functions of establishing salaries, incentives and other forms of compensation for executive officers. It also administers our 2001 stock option plan and will administer our 2003 stock incentive plan if it is approved by our stockholders at the Annual Meeting. The compensation committee held one meeting during 2002.

Compensation Of Directors

     Each director who is not an employee of TIMCO Aviation Services receives an annual retainer fee at the rate of $25,000 per year for serving in such capacity, and meeting fees of $2,000 for each regular meeting and $1,000 for each special meeting of the board and committees. Directors also receive quarterly option grants to purchase 6,250 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were complied with, except that each of the filings of all executive officers and directors due in 2002 were filed late.

Compensation Committee Interlocks and Insider Participation

     None of the members of our compensation committee served as an officer or employee of ours or any of our subsidiaries during the fiscal year ended December 31, 2002. Except as described in this proxy statement, there were no transactions between us and any of the members of the compensation committee during the fiscal year ended December 31, 2002.

Audit Committee Report

     Management has the primary responsibility for TIMCO Aviation Services’ internal controls, the financial reporting process and preparation of our consolidated financial statements. The independent auditors, KPMG LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The audit committee’s responsibility is to select the independent auditors and monitor and oversee these processes.

     The audit committee has met and held discussions with management and the independent auditors. Management represented to the audit committee that TIMCO Aviation Services’ consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee reviewed and discussed the audited consolidated financial statements with management and the independent auditors.

     In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the audit committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements is compatible with maintaining the independent auditors’ independence. During such discussions, the independent auditors confirmed that, as of December 31, 2002, they were independent accountants with respect to TIMCO Aviation Services within the meaning of the Securities Act and the requirements of the Independence Standards Board.

     Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the representations of management and the report and letter of the independent auditors provided to the audit committee, the audit committee determined that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

     On July 30, 2002, the Sarbanes-Oxley Act was signed into law. On October 21, 2002, the audit committee met with representatives of management, legal counsel and our independent accountants. During those meetings, the audit committee furthered its understanding of the provisions under the Sarbanes-Oxley Act. The audit committee also reviewed processes that are currently in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

     The audit committee has also reviewed all non-audit services being provided by the independent auditors and has concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The audit committee has discussed these matters with representatives of KPMG LLP and our management and will monitor our compliance with any new restrictions as they are put in place to continue to ensure that the services provided by its independent accountants are compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee
Stephen E. Gorman
Steven L. Gerard
Jack J. Hersch

November 13, 2003

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report and the Performance Graph of Shareholder Return that follow shall not be incorporated by reference into any such filings.

Independent Auditor’s Fees

For information on the fees paid to KPMG LLP for services during 2002, see “Proposal Three” below.

OUR MANAGEMENT

Executive Officers

     The following list reflects our executive officers, as of this date, the capacity in which they serve us, and when they assumed office:

			Executive
Name	Positions	Age	Officer Since

Roy T. Rimmer, Jr.	Chairman and Chief Executive Officer	62	June 2001

Gil West	President and Chief Operating Officer	42	September 2001

C. Robert Campbell	Chief Financial Officer	59	January 2002

Jack M. Arehart	Senior Vice President of Business Development	49	February 2002

Fritz Baumgartner	Vice President, Controller and Chief Accounting Officer	42	February 2002

Executive Officers’ Business Experience

     The business experience of Roy T. Rimmer, Jr. is included above under “Business Experience of the Board.”

     Gil West is our President and Chief Operating Officer. Mr. West joined us in September 2001 as our Executive Vice President, and in January 2002 he was appointed as our President. Prior to joining us, Mr. West served as an executive at Northwest Airlines since 1996. In his most recent position as Northwest’s Vice President of Engine and Component Technical Operations, Mr. West managed over 2,000 Northwest maintenance employees in Northwest’s Minneapolis and Atlanta maintenance facilities, as well as managing outside vendor maintenance operations. Prior to joining Northwest, Mr. West served in various managerial positions with United Airlines, Rohr Industries, Sundstrand Corporation and Boeing Commercial Aircraft.

     C. Robert Campbell joined us in January 2002 as our Executive Vice President and Chief Financial Officer. Mr. Campbell has over 20 years of senior financial management experience. Most recently, from 1998 to 2000, Mr. Campbell was the President and Chief Executive Officer of BAX Global, Inc., a provider of air freight, ocean freight and supply chain management services, and from 1995 to 1998, Mr. Campbell was the Executive Vice President, Finance and Chief Financial Officer of Advantica Restaurant Group, Inc., a food services company. Prior to joining Advantica, Mr. Campbell held various senior management positions with Ryder System, Inc., a transportation and logistics company, including CFO of its Vehicle Leasing and Services Division.

     Jack M. Arehart joined us in February 2002 as our Senior Vice President of Business Development, responsible for all of our sales, marketing and new business development efforts. Prior to joining us, Mr. Arehart spent 14 years with The Nordam Group, a large aviation manufacturing and MR&O services company, where, since 1996, Mr. Arehart held the position of Vice President, Program Development.

     Fritz Baumgartner joined us in February 2002 and is our Vice President, Controller and Chief Accounting Officer. Mr. Baumgartner was previously the Chief Financial Officer and Vice President, Finance of Vitafoam, Inc., a manufacturer of cellular polymers and non-woven fiber products. Prior to joining Vitafoam, from 1990 to 1999, Mr. Baumgartner held various management positions including Controller, Treasurer & director of Reporting, MIS Director and Vice President of Sales Operations with two Clayton, Dubilier & Rice holdings (Remington Arms Company Inc. and Pilliod Furniture, Inc.). From 1983 to 1990 Mr. Baumgartner was with Ernst & Young LLP, most recently as an audit manager.

Family Relationships

     There are no family relationships between or among any of our directors and/or executive officers.

Executive Compensation

     The following table sets forth information about the compensation paid or accrued during 2002, 2001 and 2000 to our Chief Executive Officer and to each of our four other most highly compensated executive officers whose aggregate direct compensation exceeded $100,000.

Summary Compensation Table

	Annual Compensation				Long Term Compensation

				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP
Name and Principal	Fiscal Year	Salary	Bonus	Compensation	Awards	Options/SARs	Payout	Other
Position	Ending	($)	($)	($)	($)	(#)	($)	($)

Roy T. Rimmer, Jr. (1)	2002	441,346	—	—	—	800,000 (3)	—	—
Chairman and CEO	2001	156,154	500,000 (2)	—	—	—	—	—

Gil West (5)	2002	335,441	—	—	—	600,000	—	—
President and COO	2001	114,266	371,406	—	—	—	—	—

Jack M. Arehart (5) Sr. VP of Business Development	2002	302,182	—	—	—	500,000	—	—

C. Robert Campbell (6) EVP and CFO	2002	236,365	201,655	—	—	200,000	—	—

Michael C. Brant (7)	2002	69,185	187,500	—	—	—	—	—
Former CFO	2001	216,461	62,500	—	—	—	—	—
	2000	232,667	120,000	—	—	10,000	—	—

(1)	Mr. Rimmer became our Chairman and Chief Executive Officer in June 2001. We have an employment agreement with Mr. Rimmer that expires in December 2006. See “Employment Agreements” below.

(2)	Bonus was granted to Mr. Rimmer in March 2002 for 2001 services relating to our restructuring.

(3)	Mr. Rimmer received this option grant pursuant to his employment agreement.

(4)	Mr. West joined us in August 2001. Mr. West has an employment agreement with us. Pursuant thereto, Mr. West received a signing bonus, which is the bonus reflected in the table. Mr. West also received an option grant under his employment agreement that, pursuant to his agreement, was issued at the completion of our February 2002 restructuring. See “Employment Agreements” below.

(5)	Mr. Campbell joined us in January 2002. Mr. Campbell has an employment agreement with us. Pursuant thereto, Mr. Campbell received a signing bonus, which is the bonus reflected in the table. Mr. Campbell also received an option grant, under his employment agreement that, pursuant to his agreement, was issued at the completion of our restructuring. See “Employment Agreements” below.

(6)	Mr. Arehart joined us in February 2002. Mr. Arehart has an employment agreement with us. Pursuant thereto, Mr. Arehart received an option grant under his employment agreement that, pursuant to his agreement, was issued at the completion of our February 2002 restructuring. See “Employment Agreements” below.

(7)	Mr. Brant resigned as our Chief Financial Officer in January 2001. Mr. Brant was granted a retention bonus in connection with the fall 2001 move of our corporate headquarters to Greensboro, N.C., a portion of which ($62,500) was paid in 2001 and the balance of which ($187,500) was paid in March 2002.

     No long-term compensation awards were made to management during the three years ended December 31, 2002.

Option Grants During Last Fiscal Year

     The following table sets forth information concerning options to purchase shares of common stock granted during the fiscal year ended December 31, 2002 to those persons named in the Summary Compensation Table.

					POTENTIAL REALIZABLE
					VALUE AT ASSUMED
					ANNUAL RATES OF
	NUMBER OF				STOCK PRICE
	SHARES	% OF TOTAL			APPRECIATION
	UNDERLYING	OPTIONS GRANTED			FOR OPTION TERM(1)
	OPTIONS	TO EMPLOYEES	EXERCISE PRICE
NAME	GRANTED	IN FISCAL YEAR	($/SHARE)	EXPIRATION DATE	5% ($)	10% ($)

Roy T. Rimmer, Jr.	800,000	26.8%	1.02	3/20/07	225,446	498,176

Gil West	600,000	20.1	0.83	2/28/07	137,588	304,034

Jack M. Arehart	500,000	16.7	0.83	2/28/07	114,657	253,362

C. Robert Campbell	200,000	6.7	0.83	2/28/07	45,863	101,345

(1)	These amounts represent assumed rates of appreciation in the price of common stock during the term of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of common stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in the table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table sets forth information concerning the exercise of stock options to purchase common stock during the 2002 fiscal year and the value of unexercised stock options to purchase common stock at the end of the 2002 fiscal year for the persons named in the Summary Compensation Table.

			NUMBER OF SHARES
			UNDERLYING	VALUE OF UNEXERCISED
	NUMBER OF	VALUE	UNEXERCISED	IN-THE-MONEY OPTIONS
	SHARES	REALIZED	OPTIONS AT FISCAL	AT FISCAL YEAR-END($)
NAME	ACQUIRED ON EXERCISE	($)	YEAR-END	EXERCISABLE/UNEXERCISABLE *

Roy T. Rimmer, Jr.	—	—	266,6676	0/0

Gil West	—	—	400,000	0/0

Jack M. Arehart	—	—	166,667	0/0

C. Robert Campbell	—	—	66,667	0/0

*	Computed based upon the difference between the closing price of common stock at December 31, 2002 and the exercise price. All options were out-of-the-money on December 31, 2002, and no value has been assigned to options that are out-of-the-money.

Employment Agreements

     We have employment agreements with four of our executive officers: Roy T. Rimmer, Jr., Gil West, Jack Arehart and C. Robert Campbell. Each provides for the payment of a base salary and for bonus compensation based on performance. Each employment agreement also contains a “change of control” severance arrangement if the employee is not continued in our employment after a “change in control,” as defined in the agreement.

Stock Option Plans

     2003 Stock Incentive Plan. The 2003 Stock Incentive Plan is described in detail under “Proposal Two” on page 21.

     2001 Stock Option Plan. Our Board and stockholders adopted a stock option plan in February 2002 (the “2001 stock option plan”). Since the approval of the 2001 stock option plan, no new options have been granted under our 1996 stock option plan and our 1996 director stock option plan, and any shares of common stock reserved for issuance upon the exercise of options that were not issued under such plans were cancelled. However, the terms of any option issued under the 1996 stock option plan and the 1996 director stock option plan will continue to be governed by such plans and by the option agreements currently in effect for such options.

     The 2001 stock option plan authorizes, among other things, the granting of incentive or nonqualified stock options to purchase our common stock to persons selected by our Board from a class of our officers, directors, key employees and independent contractors or consultants that perform services for us.

     Pursuant to the 2001 stock option plan, an aggregate amount of 2,400,000 shares of our common stock were reserved for issuance upon exercise of options granted thereunder. All but 6,250 of these options have been granted, and it is intended that once the stockholders approve the 2003 stock incentive plan, no further options will be granted under the 2001 stock option plan.

     At the date of this proxy statement, options to purchase 2,393,750 shares of our common stock at exercise prices ranging from $0.56 per share to $1.83 per share were outstanding under the 2001 stock option plan. Additionally, options to purchase 273,236 shares of our common stock were outstanding under the 1996 stock option plan and the 1996 director stock option plan, at exercise prices ranging from $17.00 per share to $419.75 per share.

     The compensation committee administers the 2001 stock option plan. The compensation committee determines which persons will receive options and the number of options to be granted to such persons. The compensation committee also interprets the provisions of the 2001 stock option plan and makes all other determinations that it deems necessary or advisable for the administration of the 2001 stock option plan.

     Pursuant to the 2001 stock option plan we may grant incentive stock options as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, (the “Code”), and non-qualified stock options, not intended to qualify under Section 422(b) of the Code. The price at which our common stock may be purchased upon the exercise of options granted under the 2001 stock option plan will be required to be at least equal to the per share fair market value of the common stock on the date the particular options are granted. Options granted under the 2001 stock option plan may have maximum terms of not more than 10 years and are not transferable, except by will or the laws of descent and distribution. None of the incentive stock options under the stock option plan may be granted to an individual owning more than 10% of the total combined voting power of all classes of stock issued by us unless the purchase price of the common stock under such option is at least 110% of the fair market value of the shares issuable on exercise of the option determined as of the date the option is granted, and such option is not exercisable more than five years after the grant date.

     Generally, options granted under the 2001 stock option plan may remain outstanding and may be exercised at any time up to three months after the person to whom such options were granted is no longer employed or retained by us or serving on our Board.

     Pursuant to the 2001 stock option plan, unless otherwise determined by the compensation committee, one-third of the options granted to an individual is exercisable on the first anniversary of such grant, one-third is exercisable on the second anniversary of such grant and the final one-third is exercisable on the third anniversary of such grant. However, our board has the discretion to make appropriate adjustments, including accelerating the vesting, to the outstanding options granted under the 2001 stock option plan if we undergo a “change of control.” A “change in control” of TIMCO is generally deemed to occur when (a) any person (other than our majority-owned subsidiary, our compensation plan or any person (other than our majority-owned subsidiary, our compensation plan or Lacy Harber and his affiliates) becomes the beneficial owner of or acquires voting control with respect to more than 20% of the common stock; (b) a change occurs in the composition of a majority of our Board during a two-year period, provided that a change with respect to a member of our Board shall be deemed not to have occurred if the appointment of a member of our Board is approved by a vote of at least 75% of the individuals who constitute the then existing board of directors; or (c) our stockholders approve the sale of all or substantially all of our assets.

     Incentive stock options granted under the 2001 stock option plan are subject to the restriction that the aggregate fair market value (determined as of the date of grant) of options, which first become exercisable in any calendar year cannot exceed $100,000.

     The 2001 stock option plan provides for appropriate adjustment to the number and type of shares covered by such options granted thereunder in the event of any reorganization, merger, recapitalization or certain other transactions involving us.

     Other Options. In March 2002, we granted stock options to purchase 800,000 shares of our common stock at an exercise price of $1.02 per share to our Chairman and Chief Executive Officer outside of our stock option plan. We also have outstanding the following stock options that were granted prior to 2001 outside of any stock option plan: (i) options to purchase 70,000 shares of our common stock at an exercise price of $406.25 per share; and (ii) options to purchase 37,510 shares of our common stock at an exercise price of $33.13 per share.

     The following table sets forth information as of December 31, 2002 with regard to our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

			Number of Securities
			Remaining Available
	Number of Securities		for Future Issuance
	to be Issued Upon	Weighted – Average	Under Equity
	Exercise of Outstanding	Exercise Price of	Compensation Plans
	Options, Warrants and	Outstanding Options	(Excluding Securities
	Rights	Warrants and Rights	reflected in Column (a))
	(a)	(b)	(c)

Plan Category

Equity compensation plans approved by security holders	2,666,986	$22.29	6,250

Equity compensation plans not approved by security holders(1)	800,000	1.02	0

Total	3,466,986	$22.54	6,250

(1)	Options granted outside of a plan to our CEO.

Performance Graph

     The following graph compares the five-year cumulative total shareholder return (including reinvestment of dividends) of our common stock with the cumulative total return on the Standard & Poor’s (“S&P”) 500 Index and the S&P SmallCap 600 Index (“S&P SmallCap”) for the period between December 31, 1997 and December 31, 2002.

     The graph assumes that $100 was invested on December 31, 1997 in each of our common stock, the S&P and the S&P SmallCap, and that all dividends were reinvested into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. These indices relate only to stock prices during the period covered by the graph; they do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with the Company nor with each other.

	Cumulative Total Return

	12/97	12/98	12/99	12/00	12/01	12/02

Timco Aviation Services, Inc.	100.00	107.97	43.85	6.64	0.64	0.18
S & P 500	100.00	128.58	155.64	141.46	124.65	97.10
S & P SmallCap 600	100.00	98.69	110.94	124.03	132.14	112.81

     The Standard & Poor’s SmallCap 600 Index represents companies with a market capitalization similar to us. We do not believe we can reasonably identify a peer group because we believe there is only one public company both (i) engaged in lines of business directly competitive to our lines of business and (ii) with a market capitalization similar to us.

Board Compensation Committee Report On Executive Compensation

     The compensation committee of the Board is comprised of three outside directors and has the responsibility to:

•	establish our compensation philosophy and policies;

•	review and approve pay recommendations for our executive officers;

•	initiate all compensation actions for our Chief Executive Officer; and

•	administer our stock option and other compensatory plans.

     Philosophy. Our compensation policies have been designed to (i) attract and retain high-performing executive talent; (ii) achieve key operational and financial goals; (iii) reward key performers who achieve superior results; and (iv) align the financial interests of the senior management group with those of shareholders. Accordingly, the total compensation of the senior management group, has been set at levels that are intended to be competitive with companies of similar size and complexity.

     To achieve its policy goals, the compensation committee has utilized salary, cash bonuses and non-cash compensation, including grants of stock options. We do not currently provide executive officers with other long term incentive compensation other than the ability to contribute their earnings to our 401(k) Plan.

     The compensation committee has focused on the establishment of salaries and other compensation levels that are externally competitive and internally equitable for each of its executive officers. In connection with this process, the compensation committee has reviewed publicly available information and data concerning compensation paid by corporations that compete with us for executive talent.

     Salaries. For the 2002 year, the compensation committee reviewed salary recommendations for our executives and then approved such recommendations, with modifications that it deemed appropriate. These salary recommendations were then incorporated into employment agreements between the Company and its various executive officers. Base salary decisions were made based on peer group and national industry surveys of total compensation packages, evaluations of each individual executive officer, market changes and the economic and business conditions affecting our company at the time of the evaluation.

     Bonuses. The compensation committee also determines the target under which executive officers can earn cash bonuses for performance under their respective employment agreements.

     Equity-Based Compensation. The compensation committee’s philosophy is that a portion of an executive’s compensation should be based directly upon the value of long-term incentive compensation in the form of stock option awards so as to align the financial interests of our executive officers with those of our shareholders. The compensation committee believes that providing executives with the opportunities to acquire significant stakes in our growth and prosperity (through grants of stock options), while maintaining other elements of our compensation program at externally equitable levels, will incentivize and reward executive officers for sound business management, develop a high-performance team environment, the accomplishment of short-term and long-term strategic and operational objectives and improvement in shareholder value which are essential to our ongoing success. Furthermore, the compensation committee believes that this approach to compensation motivates executives to perform to their full potential.

     In general, stock options for our executive officers are granted at least at the prevailing market price on the grant date and thus, will only have value if our stock price increases. Generally, grants vest in equal amounts over a period of three years (although certain special types of grants may vest either immediately or over a shorter period).

     Compensation of Chief Executive Officer. During 2002, our compensation committee fixed the base salary of the Chief Executive Officer in his employment agreement based on a review of competitive compensation data, the Chief Executive Officer’s overall compensation package and the compensation committee’s assessment of his past performance and its expectation as to his future performance in leading TIMCO Aviation Services.

     The compensation committee will continually evaluate compensation policies and procedures with respect to executives. Although the compensation committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our shareholders and with our performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and our overall performance.

The Compensation Committee
Philip B. Schwartz
Steven L. Gerard
Stephen E. Gorman

November 13, 2003

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

     At the date of this proxy statement, we had 31,640,994 shares of our common stock outstanding. The following table sets forth, as of the date of this proxy statement, certain information regarding the shares of common stock owned of record or beneficially by (i) each person who owns beneficially more then 5% of the outstanding common stock; (ii) each of our directors and named executive officers; and (iii) all directors and executive officers as a group.

	Shares Beneficially Owned(1)

Name	Number	Percentage

Lacy J. Harber (2)	33,318,354	71.8%
Roy T. Rimmer, Jr. (3)	34,013,687	72.4%
Steven L. Gerard (4)	32,750	*
Stephen E. Gorman (4)	32,250	*
Philip B. Schwartz (5)	52,900	*
Jack Hersch (6)	35,250	*
Gil West (7)	600,000	1.9%
C. Robert Campbell (8)	133,333	*
Jack Arehart (9)	333,333	1.0%
All directors and executive officers as of group – 9 persons (10)	35,233,503	73.1%

*	Less than one percent

(1)	Unless otherwise indicated, each person named in the table has the sole voting and investment power with respect to the shares beneficially owned. Further, unless otherwise noted, the address for each person named in this table is c/o TIMCO Aviation Services, Inc.

(2)	LJH Ltd., which is wholly owned by Mr. Harber, currently owns 18,553,464 shares of our outstanding common stock, constituting 58.6% of our currently outstanding common stock. LJH has granted a proxy with respect to the voting of these shares to Roy T. Rimmer, Jr., and as a result Mr. Rimmer is also deemed to beneficially own these shares for U.S. securities law purposes. Also includes warrants to purchase: (i) 2,500 shares at an exercise price of $36.25 per share, (ii) 25,000 shares at an exercise price of $40.00 per share, (iii) 5,000 shares at an exercise price of $17.50 per share, (iv) 33,333 shares at an exercise price of $14.00 per share, (v) 1,138,631 shares at an exercise price of $5.16 per share, (vi) 750,000 shares at an exercise price of $1.05, and (vii) the shares underlying a warrant to acquire, at an exercise price of $0.001 per share, 30% of the outstanding common stock (on a fully diluted basis) on or before January 31, 2007 (which if exercised today, would equate to 13,560,426 shares). LJH also holds approximately $18.7 million of our Senior Notes and $163,000 of our Junior Notes. Our Senior Notes and Junior Notes will convert into shares of common stock if not redeemed prior to their maturity.

(3)	Mr. Rimmer shares the power to vote the securities owned by LJH Ltd. (by virtue of a proxy) and has certain rights to participate in the proceeds of certain sales of LJH’s shares. Also includes 106,250 shares owned by an entity controlled by Mr. Rimmer and vested warrants and options to purchase an aggregate of 589,083 shares (533,333 shares at an exercise price of $1.02 per share, 6,250 shares at an exercise price of $.8325 per share, 6,250 shares at an exercise price of $1.83 per share, 6,250 shares at an exercise price of $0.91 per share, 6,250 shares at an exercise price of $0.70 per share, 6,250 shares at an exercise price of $0.56 per share, 12,500 shares at an exercise price of $5.16 per share and 12,000 shares at exercise prices ranging from $17.00 per share to $153.13 per share). Excludes unvested options to purchase 266,667 shares at an exercise price of $1.02 per share.

(4)	Consists of vested options to purchase shares of common stock.

(5)	Mr. Schwartz owns 12,870 shares and holds options and warrants to purchase an additional 40,030 shares (31,250 shares at exercise prices ranging from $0.56 to $1.83 and the balance at exercise prices ranging from $5.16 per share to $395 per share).

(6)	Mr. Hersch owns 4,000 shares individually and holds warrants to purchase an additional 31,250 shares at exercise prices ranging from $0.56 per share to $1.83 per share.

(7)	Vested options to purchase 600,000 shares at an exercise price of $.8325 per share.

(8)	Vested options to purchase 133,333 shares at an exercise price of $.8325 per share. Excludes unvested options to purchase 66,667 shares at an exercise price of $.8325 per share.

(9)	Vested options to purchase 333,333 shares at an exercise price of $.8325 per share. Excludes unvested options to purchase 166,667 shares at an exercise price of $.8325 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of December 2, 1994, we entered into a 20-year lease with Aviation Properties, a Delaware general partnership (“Aviation Properties”), pursuant to which we leased our corporate headquarters and warehouse in Miami, Florida (the “Miami Property”). We were obligated to make annual payments under such lease in the amount of approximately $893,000. Aviation Properties was an entity controlled by Robert Alpert, a former principal stockholder and a former director of TIMCO. In connection with the purchase of the Miami Property, we loaned Aviation Properties $2.5 million and the loan was being repaid with interest at the rate of 8% per annum. In January 2001, we sold the loan to Lacy Harber, one of our principal stockholders, for 90% of the then outstanding balance of $2.0 million. In connection with his purchase of the loan, Mr. Harber received a warrant to purchase 2,500 shares at an exercise price of $36.25 per share. In March 2001, the Miami Property was sold and we were relieved of our remaining obligation under the lease agreement.

     During 2000, 2001 and 2002, we leased certain real property from entities controlled by one of our former directors and executive officers, Ben Quevedo. These facilities were previously utilized as the headquarters of two of our MR&O operations. We have subsequently moved out of these facilities and currently we remain liable on only one of the facility lease agreements. The Company has in turn subleased this facility to a third party. Prior to the first quarter of 2003, this sublease arrangement was for only a portion of the Company’s lease term established with Mr. Quevedo. During the first quarter ended March 31, 2003, however, this sublease arrangement was extended through the full original lease term. During 2000, 2001 and 2002, we also utilized aircraft owned by an entity controlled by Mr. Quevedo. Payments for all of these items were approximately $2.7 million in 2000, $400,000 in 2001, and $300,000 in 2002.

     In February 2001, we obtained a term loan from a financial institution. In connection with obtaining the term loan, four individuals provided credit support to the financial institution that advanced the loan. In return for providing credit support, each of these individuals (or entities under their control) were granted warrants to purchase 25,000 shares of our common stock at an exercise price of $40.00 per share. Those providing credit support to the financial institution were Ben Quevedo, a former executive officer and director of our company, Robert Alpert, a former director and principal stockholder of our company, Don A. Sanders and Lacy Harber, our majority stockholder.

     In April and May 2001, Messrs. Harber and Alpert provided credit support to us relating to our tax retention operating lease financing and with respect to a short-term increase in the above-described term loan. In return for providing such credit support, Mr. Alpert received a warrant to purchase 5,000 shares at an exercise price of $17.50 per share and Mr. Harber received warrants to purchase 5,000 shares and 33,333 shares at exercise prices of $17.50 and $14.00 per share, respectively.

     TIMCO previously utilized an aircraft owned by Roy T. Rimmer, Jr., our Chairman and Chief Executive Officer. TIMCO spent $311,000 in 2002 utilizing this aircraft. This aircraft was sold by Mr. Rimmer during 2003.

     In July 2002, Messrs. Harber and Sanders provided credit support to us relating to our restructured $5.0 million Bank of America Term Loan. In return for providing such credit support, each of these parties received a warrant to purchase 750,000 (1.5 million in the aggregate) shares at an exercise price of $1.05 per share.

     In October 2002, we completed the purchase of the outstanding stock of Brice Manufacturing Company (“Brice”) for the purchase price of $1.272 million and the assumption of approximately $1.385 million of liabilities. We financed the purchase of Brice through a loan of $1.3 million from Mr. Harber. The note to Mr. Harber was unsecured, bore interest at LIBOR plus 5.5% and was due on the earlier of January 31, 2004 or the termination of the revolving credit facility. Additionally, Mr. Harber agreed to loan the Company additional amounts equal to the Company’s costs relating to the Brice acquisition and amount required to fund any monthly shortfalls of costs relating to the Brice acquisition and amount required to fund any monthly shortfalls of earnings before interest, taxes, depreciation and amortization (EBITDA) from Brice’s operations. From the date of acquisition through December 31, 2002, there has been approximately $60,000 of funding requirements. The terms of this loan were modified in May 2003 (see below). Also in October 2002, we sold our real estate and fixtures located at our Aircraft Interior Design, Inc. (AID) operation in Dallas, Texas, to Mr. Harber. The gross sales price for these assets was approximately $2.4 million, which was the estimated fair market value, based on a third party appraisal, on the sale date. Simultaneous with the sale, we entered into a lease agreement with Mr. Harber for substantially all of these assets. The term of this lease is ten years. Annual rental payments are approximately $300,000 per year, with the Company being responsible for, among other things, taxes, insurance and utilities.

     In December 2002, Mr. Harber purchased the operating assets of Aviation Management Systems, Inc. (“AMS”) located in Phoenix, Arizona. Additionally, Mr. Harber assumed a lease with the City of Phoenix for facilities previously leased by AMS at Goodyear Airport. We have entered into an operating sublease agreement with Mr. Harber to operate the business in the facilities that were previously leased to AMS. The term of the sublease is for three years with rental payments of $432,000 annually. Under the sublease agreement, we are also responsible for insurance, taxes and charges levied by the City of Phoenix.

     In May 2003, we entered into an agreement with Mr. Harber pursuant to which he agreed to loan the Company $6.0 million. The new note has a three-year maturity, is secured debt, and bears a 16% PIK interest coupon. In connection with the new loan, we issued a warrant to Mr. Harber to acquire, for nominal consideration, 30% of the Company’s outstanding common stock (on a fully-diluted basis) as of the day the warrant is exercised. The warrant is exercisable until January 31, 2007. Further, the $1.3 million loan received from Mr. Harber in connection with the Brice acquisition has been added to this $6.0 million new loan, and the Keepwell agreement, which, among other matters, Mr. Harber had issued to the Company’s senior lenders in connection with the Brice acquisition and required monthly funding of any EBITDA losses, was eliminated. Finally, the note relating to this new loan has been increased by $900,000 reflecting our purchase from Mr. Harber of the aircraft parts inventory located at the Goodyear facility (which inventory was acquired by Mr. Harber in the AMS bankruptcy proceeding). The purchase price of the inventory that we purchased from Mr. Harber was less than the fair market value of such inventory (based on a third party appraisal).

     An entity controlled by Mr. Harber purchases aircraft for resale and lease, and the Company provides aircraft maintenance service work to that entity. Services provided to that entity are charged at not less than the rates that would be charged for such services to an unaffiliated third party. During the first nine months of 2003, the billings relating to the services that were provided to such entity was $523,000.

     Mr. Schwartz is a stockholder in Akerman Senterfitt, which has in the past and continues to perform significant legal services for us. The fees paid by us to Akerman Senterfitt for legal services rendered are no greater than those that would be charged to us by an unrelated third party law firm.

     We believe that the terms of the above-described related party transactions were no less favorable than could be obtained from unaffiliated third parties.

PROPOSAL ONE. ELECTION OF DIRECTORS

     At the annual meeting, five directors will be elected to serve on our Board, two of whom will be elected to serve until the 2006 Annual Meeting of Stockholders, two of whom will be elected to serve until the 2005 Annual Meeting of Stockholders and one of whom will be elected to serve until the 2004 Annual Meeting of Stockholders. It is intended that proxies will be voted for each of these nominees. Brief biographies of each of the nominees for director are set forth under “Business Experience of the Board” on pages 3 and 4.

     Jack Hersch currently serves on the Board as a representative of the holders of our 8% senior subordinated notes due 2006.

     The affirmative vote of stockholders holding not less than a majority of our issued and outstanding shares of common stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Lacy Harber, who beneficially owns 58.6% of our outstanding common stock, has agreed to vote in favor of the five persons nominated (as described above) for election to our Board.

     The Board of Directors recommends a vote in favor of those persons nominated for election to the Board of Directors.

PROPOSAL TWO. APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

     Stockholders are being asked to approve the adoption of the TIMCO Aviation Services, Inc. 2003 Stock Incentive Plan (the “2003 Plan”). The 2003 Plan is necessary to give the Company more flexibility in the methods available to reward employee performance, while maintaining the tax deductibility of this compensation as a business expense under Section 162(m) of the Internal Revenue Code. The 2003 Plan would allow the Company to continue to award incentive stock options (ISOs), nonqualified stock options, stock appreciation rights (SARs), performance shares, performance units, restricted stock, restricted stock units, and other stock-based awards.

Description of the 2003 Plan

     The material features of the 2003 Plan are summarized below. This summary is qualified by reference to the full text of the 2003 Plan attached as Annex A to this proxy statement. The 2003 Plan is intended to promote the long-term growth and profitability of the Company and its subsidiaries by providing directors, officers, employees, independent contractors and consultants of, and certain individuals who have accepted an offer of employment with, the Company and its subsidiaries and affiliates with incentives to maximize stockholder value and otherwise contribute to the success of the Company. Grants of ISO’s, nonqualified stock options, SARs, performance shares, performance units, restricted stock, restricted stock units, and other stock-based awards, or any combination of the foregoing, may be made under the 2003 Plan at the discretion of the compensation committee.

     Preservation of Awards under the 2001 Stock Option Plan. Stock option awards made pursuant to the currently effective TIMCO Aviation Services, Inc. 2001 Stock Option Plan shall continue in effect, pursuant to the terms effective at the time of their granting, and in accordance with the terms of that plan. After approval of the 2003 Plan, no further options will be granted under the 2001 stock option plan.

     Ratification of Options Granted to the Chief Executive Officer. If the 2003 Plan is adopted, the options to purchase 800,000 shares granted to our Chief Executive Officer in March 2002 pursuant to his employment agreement shall be ratified and shall be deemed subject to the terms of the 2003 Plan and issued thereunder for all purposes.

     Persons Eligible for Future Grants of Awards. Directors, officers, employees, independent contractors and consultants of, and certain individuals who have accepted an offer of employment with, the Company and its subsidiaries and affiliates are eligible to participate in the 2003 Plan.

     Administration. The 2003 Plan will be administered by the compensation committee of the Board. For awards granted to non-employee directors, the full Board shall act with respect to such grants.

     Available Shares. Subject to adjustments for stock splits, stock dividends, or other changes in corporate capitalization, the 2003 Plan provides that the maximum number of shares of common stock that may be delivered to participants under the 2003 Plan is 5,800,000, which includes the 800,000 shares underlying options granted in March 2002 to our Chief Executive Officer. The maximum number of shares of common stock subject to options, SARs, performance shares, restricted stock, restricted stock units or common stock that may be granted to any one eligible individual under the 2003 Plan during any fiscal year shall be 800,000, or in the case of performance units, a maximum value of $1,000,000. Shares subject to an award under the 2003 Plan may be either authorized but unissued shares or treasury shares. If any award is cancelled, forfeited, exchanged, surrendered or terminated prior to exercise or becoming vested, any shares of common stock subject to such awards will again be available for distribution in connection with awards under the 2003 Plan.

Stock Options

     Stock options, which may be “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the compensation committee and specified in the option agreement setting forth the terms and provisions of the options, may be granted alone or in addition to other awards granted under the 2003 Plan.

     Option Term. Unless otherwise provided in the award agreement, the term of each stock option will be five years. The compensation committee may extend the term of an option, but in no event beyond the tenth anniversary of the date it is granted.

     Option Price. The exercise price per share of common stock purchasable under a stock option will be determined by the compensation committee, but will not be less than the greater of the fair market value of the common stock on the date of grant or the par value of the common stock.

     Exercise. Except as otherwise provided in the 2003 Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the compensation committee. With respect to any stock option subject to delayed vesting, the compensation committee may at any time waive any installment exercise provisions or otherwise accelerate the exercisability of the stock option. A participant exercising an option may pay the exercise price in cash or with previously acquired shares of common stock, or with a combination of cash and such stock. To the extent permitted by applicable law, the compensation committee, in its sole discretion, may: (i) allow the cashless exercise of options through the use of a broker-dealer or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price, (ii) provide for loans to be made by the Company for the purpose of the exercise of stock options, and (iii) utilize any other method determined by the compensation committee.

     The 2003 Plan contains provisions, which apply unless otherwise determined by the compensation committee, regarding the exercisability of options held by optionees whose employment with the Company terminates by reason of death, disability, retirement, or otherwise.

     The Plan provides that the compensation committee may elect to cash out all or part of the shares of common stock for which a stock option is being exercised. The compensation committee may also establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

Other Awards

     Stock Appreciation Rights. SARs may be granted independently or in conjunction with all or part of any stock option granted under the 2003 Plan. A stock appreciation right unrelated to an option will terminate in accordance with the terms of its award by the compensation committee. Upon exercise, a SAR unrelated to an option permits the awardee to receive cash, shares of common stock, or a combination thereof, as determined by the compensation committee, in an amount determined by multiplying the appreciation value of a share of common stock by the number of SARs being exercised. A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem stock appreciation right may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the compensation committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of common stock, or a combination of cash or stock, as determined by the compensation committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the stock appreciation right is exercised.

     Restricted Stock. The 2003 Plan authorizes the compensation committee to award restricted stock to eligible individuals. Recipients of restricted stock enter into an agreement with us subjecting the shares to restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the compensation committee at grant.

     Restricted Stock Units. The 2003 Plan authorizes the compensation committee to award restricted stock units to eligible individuals. A restricted stock unit is a unit of measurement equivalent to one share of common stock that becomes nonforfeitable upon satisfying certain terms and conditions, as determined by the compensation committee. A restricted stock unit does not have any of the attendant rights of a stockholder, except it may have certain dividend rights as specified in the grant. A restricted stock unit may be distributed in common stock and/or cash as determined by the compensation committee at the time of grant or if not specified at grant, at time of distribution. Restricted stock units may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the compensation committee at grant.

     Performance Shares and Performance Units. The 2003 Plan authorizes the compensation committee to grant performance shares to eligible individuals entitling them to receive a fixed number of shares of common stock or the cash equivalent, as determined by the compensation committee, upon the attainment of performance goals. The compensation committee may also grant performance units to eligible individuals entitling them to receive a value payable in cash or shares of common stock, as determined by the committee, upon the attainment of performance goals (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code).

     Except to the extent otherwise provided in the applicable performance award agreement or the 2003 Plan, all rights to receive cash or stock in settlement of performance awards will be forfeited upon a participant’s termination of employment for any reason, except death, disability or retirement, during the award cycle or before any applicable performance goals are satisfied, unless the compensation committee, in its discretion, waives any or all remaining payment limitations with respect to such participant’s performance based awards. If a participant terminates employment with the Company before the end of an award cycle as a result of the participant’s death, disability or retirement, the participant or the participant’s estate, devisee or heir at law (whichever is applicable) will be entitled to a pro rata portion of the award.

     Other Stock-Based Awards. Other awards of common stock and other awards that are valued by reference to, or otherwise based upon, common stock may also be granted under the 2003 Plan, either alone or in conjunction with other awards. The compensation committee, in its sole discretion, may prescribe the terms or conditions and/or other restrictions for the vesting or settlement of such other awards.

Transferability of Awards

     Awards are nontransferable other than by will or the laws of descent and distribution or as otherwise expressly permitted by the compensation committee pursuant to a gift to members of the holder’s immediate family. The gift may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and SARs may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

Change in Control

     In the event of a change in control (as defined in the 2003 Plan), any award that is not then exercisable and vested will become fully exercisable and vested and performance based awards will be deemed earned and payable in full, unless the compensation committee determines in good faith that the awards will be honored or assumed or substituted with new rights substantially equivalent or better than the award by the employer of the participant immediately following the change in control.

Amendments and Termination

     The 2003 Plan will terminate ten years after its effective date. The Board may at any time amend, alter, or discontinue the 2003 Plan, but may not impair the rights of a holder of outstanding awards without the holder’s consent. No amendment may be made without the approval of the Company’s stockholders if such amendment has the effect of changing the number of shares of common stock available for issuance under the Plan or changing the identity of persons eligible to receive awards, to the extent such approval is required by applicable law or stock exchange rules, or to eliminate the requirement that stockholders approve an action to be undertaken under the 2003 Plan. In the event an award is granted to an individual who is employed outside the United States, the compensation committee may, in its sole discretion, modify the provisions of the 2003 Plan as they pertain to such individual to comply with applicable foreign law.

Director Compensation

     At present, each non-employee director of the Company is automatically granted 6,250 nonqualified stock options on the first day of March, June, September and December. The option exercise price for such options is the greater of the fair market value or par value of the common stock on the date of grant. The Board reserves the right to modify director compensation in the future.

Federal Income Tax Consequences

     The following is a brief summary of the federal income tax rules relevant to participants in the 2003 Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, the participant should consult the participant’s personal tax advisor with regards to the tax consequences of participating in the 2003 Plan. Moreover, the following summary generally relates only to the participant’s federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

     Options. Stock options granted under the 2003 Plan may be either nonqualified stock options or incentive stock options for federal income tax purposes.

     Nonqualified Stock Options. Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified stock option. Upon the exercise of the nonqualified option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the common stock acquired as of the date of exercise over the exercise price. The Company will be entitled to a deduction equal to the ordinary income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long- or short-term depending on whether the stock was held for more than one year after the exercise date. The Company will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option’s exercise may be used to offset capital gains. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

     The exercise of a nonqualified stock option through the delivery of previously acquired shares of common stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the optionee at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise. Neither the optionee nor the transferee will realize taxable income at the time of a non-arm’s-length transfer of a nonqualified stock option as a gift. Upon the subsequent exercise of the option by the transferee, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the stock at the time of exercise.

     Incentive Stock Options. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Code. However, the excess of the stock’s fair market value at the time of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income as an item of adjustment and thereby may cause the optionee to be subject to an alternative minimum tax.

     In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must generally be employed by the Company or a parent or subsidiary corporation (as defined in the Code) continuously from the time of the option’s grant until three months before the option’s exercise, and the optionee must not sell the shares until the later of at least one year after the option’s exercise date and two years after its grant date (a “Qualifying Disposition”). If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain, depending on whether the optionee held the stock for more than one year.

     To the extent that the aggregate fair market value of the stock with respect to which incentive stock options are exercised for the first time by an optionee during any calendar year exceeds $100,000, the options will be treated as non-qualified stock options for tax purposes.

     The Company will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding period has been satisfied. If the optionee does not satisfy the required holding period before selling the shares and consequently recognizes ordinary income, the Company will be allowed a deduction corresponding to the optionee’s ordinary income.

     The exercise of an incentive stock option through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a nonqualified stock option; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period after exercise that is required for the new shares to receive incentive stock option tax treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the required holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis. If the exercise price of an incentive stock option is paid with shares of stock of the Company acquired through a prior exercise of an incentive stock option, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum incentive stock option holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described above of the shares received upon exercise.

     Transfer of Option to Family Member. The 2003 Plan permits transfers of options to participants’ immediate family members (as defined in the Plan) with the approval of the Committee. The optionee will not recognize taxable income if the optionee transfers a nonqualified stock option to a member of the optionee’s family. However, when the transferee of the option exercises the option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the common stock acquired by the transferee of the option on the date of exercise over the exercise price. The Company will be entitled to a deduction equal to the ordinary income. The transferee of the option will have a capital gain or loss upon a subsequent sale of the stock in an amount equal to the sale price less the fair market value of the stock on the date the option was exercised. Any capital gain recognized by the transferee will be long-term capital gain if the transferee has held the stock for more than one year after the exercise date.

     SARs. The optionee will be subject to ordinary income tax, and wage and employment tax withholding, upon the exercise of a stock appreciation right, or “SAR”. Upon the exercise of an SAR, the optionee will recognize ordinary income equal to the fair market value of the common stock, and the amount of any cash, received on the exercise date. The Company will be entitled to a corresponding deduction equal to the amount of ordinary income that the optionee recognizes. Upon the sale of common stock acquired upon exercise of an SAR, the optionee will recognize long- or short-term capital gain or loss, depending on whether the optionee has held the stock for more than one year from the date of exercise.

     Performance Share or Performance Unit. The granting of a performance share or performance unit ward does not result in taxable income to the recipient. When the award is paid or distributed, the full value paid or distributed will be considered as ordinary income to the recipient unless a deferral of the payment or distribution is elected. The Company will receive a corresponding tax deduction.

     Restricted Stock. Generally, an employee or non-employee director who receives restricted stock will recognize ordinary income at the time that the restricted stock is no longer subject to forfeiture. The amount of such income will be determined based on the fair market value of our stock at that time. We will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the employee or non-employee director has long-term or short-term capital gain or loss on a subsequent sale generally begins when the restricted period expires, and the employee’s or non-employee director’s tax basis for such shares will generally equal the fair market value of such shares at that time. However, an employee or non-employee director may elect under Section 83(b) of the Code, within 30 days after the date of any restricted stock grant, to recognize taxable ordinary income on the date of grant in the amount equal to the excess of the fair market value of the shares of restricted stock over the amount, if any, paid for the restricted stock. By reason of such an election, the participant’s holding period will commence on the date of grant and he or she will have a tax basis equal to the fair market value of the shares on that date (determined without regard to the restrictions imposed under the Plan). Likewise, we will be entitled to a deduction at that time in the amount that is taxable as ordinary income by reason of the election. If shares are forfeited after making such an election, the participant will not be entitled to a deduction, loss or credit for the ordinary income recognized or the taxes paid in respect of the Section 83(b) election, but would generally be entitled to a capital loss for the amount, if any paid for the forfeited shares.

     Restricted Units. An eligible individual receiving a restricted unit award will not have taxable income when the restricted unit or any dividend equivalents are credited to his or her account. He or she will recognize ordinary income equal to the fair market value of the shares of our stock delivered (or the amount of cash paid in lieu of such shares), plus the amount of cash and the fair market of any property credited to his or her account as dividend equivalents when the shares and/or cash are delivered or paid. We will generally be entitled to a deduction for the year in which, and in the amount that, the eligible individual recognizes ordinary income.

     Deferral Provision. The 2003 Plan contains provisions which would allow the compensation committee to establish rules and regulations permitting the deferral of payments or the distribution of awards upon the election to do so by the award recipient. The establishment of such deferral provisions, if elected, would be done in compliance with applicable tax law.

     Withholding Taxes. Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and employment taxes, the Company may require the participant to pay the amount required to be withheld by the Company before delivering to the participant any shares received under the 2003 Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

     Pursuant to the Plan, the Company may also deduct, from any payment or distribution of shares under the plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the compensation committee, the participant may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of common stock from any payment under the plan or by the participant delivering shares of common stock to the Company. The portion of the withholding that is so satisfied will be determined using the fair market value of the common stock on the date when the amount of taxes to be withheld is determined.

     The use of shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously owned shares of our common stock are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

     Section 162(m) Deduction Limitation. Section 162(m) of the Code generally provides that a publicly held corporation will not be allowed a deduction for employee compensation paid for the taxable year to its chief executive officer or to its four highest compensated officers other than the chief executive officer (each, a “Covered Employee”) to the extent that such compensation with respect to any such Covered Employee exceeds $1,000,000. However, any compensation that qualifies as “performance-based compensation” is not subject to this deduction limitation. The Company believes that all awards awarded pursuant to the 2003 Plan will qualify as performance-based compensation, and the compensation attributable to such awards will not, in the taxable year of exercise, be considered part of any non-performance-based compensation that is subject to the $1,000,000 deduction limitation. Performance awards and other awards will qualify as performance-based compensation only to the extent that such awards are made subject to vesting restrictions that are conditioned on the attainment of the Company performance goals or objectives that are generically described in the 2003 Plan and such awards satisfy other requirements under Section 162(m). The Company believes that qualified performance-based awards will qualify as performance-based compensation, as described above. However, any other award made under the 2003 Plan that is not subject to vesting or other restrictions that require the attainment of a corporation performance goal that is generically described in the 2003 Plan and associated with such award will not qualify as performance-based compensation, and amounts of compensation attributable to such awards will be added, in the year otherwise deductible, to all other components of compensation that are subject to the deduction limitation.

     Change In Control. Any acceleration of the vesting or payment of awards under the 2003 Plan in the event of a change in control of the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

* * * * * * * * * * * * * * * * *

     Approval of this Proposal Two will require the affirmative vote of not less than a majority of our outstanding common stock in attendance at the meeting, voting in person or by proxy. Lacy Harber, the beneficial owner of approximately 58.6% of our outstanding common stock, has agreed to vote his shares in favor of this proposal.

The Board of Directors recommends a vote in favor of Proposal Two.

PROPOSAL THREE. TO RATIFY THE APPOINTMENT OF
KPMG LLP AS OUR INDEPENDENT AUDITORS

     Our audit committee has appointed the firm of KPMG LLP as our independent auditors. KPMG LLP has served as our independent auditors since 2002 and is familiar with our business and management. The audit committee, which as selected KPMG LLP to serve as our independent auditors, believes that KPMG LLP has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors.

Audit Fees

     KPMG LLP’s fees for our 2002 annual audit were $494,025.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not render any professional services to us in 2002 with respect to financial information systems design and implementation.

All Other Fees

     KPMG’s fees for all other professional services rendered to us during 2002 were $52,402, comprised of:

Brice acquisition assistance	$25,000
Tax services	$27,402

Other audit related services generally include fees for employee benefit plan and statutory audits, business acquisitions, accounting consultations and SEC registration statements.

     Representatives of KPMG LLP are not expected to appear at the Annual Meeting.

     The ratification by our stockholders of the audit committee’s selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the audit committee is submitting its selection of KPMG LLP to our stockholders for ratification this year consistent with our past practice. If the selection of KPMG LLP is ratified by our stockholders at the Annual Meeting, the audit committee in its discretion nevertheless may select and appoint a different independent accounting firm at any time. If the stockholders do not ratify the selection of KPMG LLP, the audit committee will reconsider the retention of that firm, but the audit committee would not be required to select another firm as independent public accountants and may nevertheless retain KPMG LLP. If the audit committee does select another firm to serve as the company’s independent public accountants, whether or not the stockholders have ratified the selection of KPMG LLP, the audit committee would not be required to call a special meeting of the stockholders to seek ratification of that new selection, and in all likelihood would not call a special meeting for that purpose. In all cases, the audit committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its stockholders.

     Approval of this Proposal Three will require the affirmative vote not less than a majority of our outstanding shares of common stock in attendance at the meeting, voting in person or by proxy. Lacy Harber, the beneficial owner of approximately 58.6% of our outstanding common stock, has agreed to vote his shares in favor of this proposal.

The Board of Directors recommends a vote in favor of Proposal Three.

OTHER MATTERS

     The board of directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy-holders.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by our corporate secretary not later than April 30, 2004 at our principal executive offices, 623 Radar Road, Greensboro, North Carolina 27410, Attention: Corporate Secretary, for inclusion in the proxy statement and proxy relating to the 2004 Annual Meeting of Stockholders.

ADDITIONAL INFORMATION

     The Company is delivering its Annual Report to its stockholders with this proxy statement. The Company will furnish without charge to any stockholder submitting a written request, the Company’s 2002 Annual Report on Form 10-K, as amended, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written requests should be directed to the Company, Attention: Corporate Secretary, at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

Roy T. Rimmer, Jr., Chairman of the Board

Greensboro, North Carolina December 1, 2003

ANNEX A

TIMCO AVIATION SERVICES, INC.
2003 STOCK INCENTIVE PLAN

     1.     ESTABLISHMENT, EFFECTIVE DATE AND TERM

Timco Aviation Services, Inc., a Delaware corporation hereby establishes the “Timco Aviation Services, Inc. 2003 Stock Incentive Plan.” The Effective Date of the Plan shall be November 13, 2003, which is the date that the Plan was approved and adopted by the Board, subject to the approval of the Plan by the stockholders of Timco in accordance with its By-laws and the laws of the State of Delaware, or such later date as provided in the resolutions adopting the Plan. Unless earlier terminated pursuant to Section 16(i) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in the appendix attached hereto.

     2.     PURPOSE

The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Timco and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of Timco.

     3.     ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

     4.     ADMINISTRATION

          (a)     Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

          (b)     Advisors to Committee. The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

          (c)     Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company may operate in the future, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

          (d)     Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Timco, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Timco. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

     5.     COMMON STOCK

          (a)     Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be Five Million Eight Hundred Thousand (5,800,000) shares, subject to adjustment as provided in the Plan.

(i) No more than Eight Hundred Thousand (800,000) shares of Common Stock may be subject to grants of Options and Stock Appreciation Rights to any one Eligible Individual during any one fiscal year. If an Option is in tandem with a Stock Appreciation Right, such that the exercise of the Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Option or Stock Appreciation Right, respectively, with respect to such share, the tandem Option and Stock

Annex A-2

Appreciation Right with respect to such share shall be counted as covering only one share of Common Stock for purposes of applying the limitations of this Section.

(ii) No more than Eight Hundred Thousand (800,000) shares of Common Stock may be subject to grants of Performance Shares, Restricted Stock, Restricted Stock Units, and Awards of Common Stock to any one Eligible Individual during any one fiscal year.

(iii) The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be $1,000,000.

          (b)     Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i) In connection with the granting of an Award other than the granting of a Performance Unit, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award.

(ii) In connection with the granting of a Performance Unit, the number of shares of Common Stock shall be reduced by an amount equal to the quotient of (A) the dollar amount in which the Performance Unit is denominated, divided by (B) the Fair Market Value of a share of Common Stock on the date the Performance Unit is granted.

          (c)     Cancelled, Forfeited, or Surrendered Awards. If any Award is cancelled, forfeited, exchanged, surrendered or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award will to the extent cancelled, forfeited, exchanged, surrendered or terminated be available for future Awards granted under the Plan as if said Award had never been granted.

          (d)     Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Timco by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Timco or other increase or decrease in such shares effected without receipt of consideration by Timco occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan; (ii) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; (iii) in the Exercise Price per share of outstanding Options granted under the Plan and (iv) the number of shares of Common Stock subject to Awards granted to Non-Employee Directors under Section 11. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

Annex A-3

     6.     OPTIONS

          (a)     Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to Eligible Individuals Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an Option must satisfy the requirements set forth in this Section.

          (b)     Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

          (c)     Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price may not be less than Fair Market Value of the Common Stock, or if greater, the par value of the Common Stock, as of the Grant Date of the total number of shares of Common Stock that are subject to such Option.

          (d)     Limitation on Option Period. Unless otherwise provided in an Award Agreement, an Option granted hereunder and all rights to purchase Common Stock thereunder shall terminate on the fifth anniversary of the Grant Date of such Option; provided, however, that the Committee may in its discretion, at any time prior to the expiration or termination of said Options, and subject to the provisions relating to Incentive Stock Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

          (e)     Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i) Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

(ii) Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Incentive Stock Option.

Annex A-4

(iii) Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Timco, such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Option, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

          (f)     Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Unless otherwise provided in the applicable Award Agreement, Options will vest and become exercisable as follows:

	Incremental	Cumulative
Date	Vesting	Amount Vested

Grant Date	33.34%	33.34%
First Anniversary of Grant Date	33.33%	66.67%
Second Anniversary of Grant Date	33.33%	100%

          (g)     Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to Timco a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to Timco at its principal office and addressed to the attention of Timco’s Chief Financial Officer. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

          (h)     Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i) by cash, certified or cashier’s check, bank draft or money order; or

(ii) through the delivery to Timco of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Timco’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Timco incurring any liability under Section 16(b) of the Exchange Act.

Annex A-5

Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine: (i) by the delivery of a promissory note of the Participant to Timco on such terms as the Committee shall specify in its sole and absolute discretion; (ii) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Timco, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise and (2) to Timco to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (iii) any other method as may be permitted by the Committee.

          (i)     Termination of Employment, Retirement, Disability, or Death. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding the foregoing, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or service of a Participant with the Company for any reason other than for Cause, a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable) may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or service.

(i) General. If a Participant’s employment or service with the Company is terminated by reason other than Cause or the Participant’s death, Disability or Retirement, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed three (3) months from the date of such termination, and prior to the termination of the Option pursuant to its terms.

(ii) Cause. In the event the termination is for Cause, any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for termination of employment by the Company for Cause.

(iii) Death. If a Participant dies while in the employment or service of the Company, or is a Participant dies within three (3) months of a termination of the Participant’s employment or service with the Company for reason other than Cause, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death and prior to termination of the Option pursuant to its terms, to

Annex A-6

exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv) Disability. If a Participant’s termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.

(v) Retirement. If a Participant’s termination of employment or service by reason of Retirement, the Participant shall have the right at any time within a period not to exceed one (1) year from the date of such termination, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that, if the Participant dies within such exercise period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death and prior to the termination of the Option pursuant to its terms.

     7.     STOCK APPRECIATION RIGHTS

          (a)     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Stock Appreciation Rights may be granted in tandem with an Option, or may be granted on a freestanding basis not related to any Option. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

          (b)     Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Stock Appreciation Right) applicable with respect to (i) Stock Appreciation Rights granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions applicable to the tandem Options, and (ii) freestanding Stock Appreciation Rights shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option. Notwithstanding anything to the contrary, the Committee may, in its sole and absolute discretion, designate a Stock Appreciation Right as a limited Stock Appreciation Right that shall

Annex A-7

be exercisable only upon the occurrence of certain events including but not limited to a Change in Control of Timco.

          (c)     Exercise of Stock Appreciation Rights. Stock Appreciation Rights (regardless of whether free-standing or tandem) shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer of Timco, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. Tandem Stock Appreciation Rights may only be exercised upon the surrender of the right to exercise the related Option for an equivalent number of shares of Common Stock and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable. Upon the exercise of an Option granted in connection with a Stock Appreciation Right, the related Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock to which the Option was exercised.

          (d)     Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Company may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

     8.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

          (a)     Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock or Restricted Stock Units shall satisfy the requirements as set forth in this Section.

          (b)     Restrictions. The Committee shall impose such restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Unless otherwise provided in the applicable Award Agreement, Restricted Stock and Restricted Stock Units will vest and become exercisable as follows:

	Incremental	Cumulative
Date	Vesting	Amount Vested

Grant Date	33.34%	33.34%
First Anniversary of Grant Date	33.33%	66.67%
Second Anniversary of Grant Date	33.33%	100%

Annex A-8

Shares of Restricted Stock or Restricted Stock Units subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(c).

          (c)     Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Timco Aviation Services, Inc. 2003 Stock Incentive Plan, dated November 13, 2003, and in an Award Agreement entered into by and between the registered owner of such shares and the company. A copy of the Plan and the Award Agreement may be obtained from the Chief Financial Officer of the company.”

          (d)     Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock. Upon the lapse of the applicable restrictions with respect to any Restricted Stock Units, Timco shall deliver to the Participant, one share of Common Stock for each Restricted Stock Unit and any Dividend Equivalents credited with respect to such Restricted Stock Units, if any. Unless otherwise provided in an Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Stock Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the applicable restrictions lapsed with respect to the related Restricted Stock Unit and any Dividend Equivalents credited with respect to such Restricted Stock Units, if any.

          (e)     Stockholder Rights. Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividend and distributions may be held in escrow by the

Annex A-9

Company until all restrictions on the respective Restricted Stock have lapsed. A Participant shall not have any right with respect to Restricted Stock Units granted under the Plan to vote on any matter submitted to Timco’s stockholders until the shares of Common Stock attributable to such Restricted Stock Units have been issued.

          (f)     Termination of Service. Unless otherwise provided in a Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Timco with respect to such Restricted Stock shall be forfeited immediately and returned to the Company, and all nonvested Restricted Stock Units and related Dividend Equivalents shall be forfeited. Notwithstanding this paragraph, all grants of Restricted Stock or Restricted Stock Units that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(d) as if such grants of Restricted Stock or Restricted Stock Units were Awards of Performance Shares or Performance Units.

     9.     PERFORMANCE SHARES AND PERFORMANCE UNITS

          (a)     Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

          (b)     Terms and Conditions of Performance Shares and Performance Units. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical.

          (c)     Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of

Annex A-10

Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

          (d)     Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i) Termination for Reason Other Than Retirement, Death, or Disability. If a Participant’s employment or service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than Retirement, Death or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii) Termination of Employment for Retirement, Death, Disability. If a Participant’s employment or service with the Company terminates by reason of the Participant’s Retirement, death or Disability prior to the end of a Performance Period , the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

     10.     STOCK AWARDS

     Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, shares of Common Stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual.

Annex A-11

     11.     OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

     All Non-Employee Directors shall be eligible to receive Options pursuant to the terms of this Section and shall, in the sole discretion of the Committee, be eligible to receive any other type of Award permitted under the Plan. All Options granted to a Non-Employee Director pursuant to this Section shall be Non-Qualified Stock Option and shall be made pursuant to the following terms:

          (a)     Quarterly Grants. Each Non-Employee Director shall receive an Option to purchase 6,250 shares of Common Stock on the first day of March, June, September and December of each year provided that such Non-Employee Directors continues to a Non-Employee Director on such date.

          (b)     Exercise Price. The Exercise Price of an Option granted hereunder shall be equal to greater of the Fair Market Value of a share of Common Stock or the par value of the Common Stock.

          (c)     Option Period. Unless otherwise provided in an Award Agreement, an Option granted hereunder and all rights to purchase Common Stock thereunder shall terminate on the fifth anniversary of the Grant Date of such Option; provided, however, that the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

          (d)     Exercisability. An Option granted hereunder shall vest and become exercisable as of the applicable Grant Date.

          (e)     Method of Exercise. A Non-Employee Director may exercise an Option granted under this Section only in accordance with the following provisions. The Non-Employee Director shall deliver to Timco a written notice stating that the Non-Employee Directors is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised in accordance with Section 6(h) above. Said notice must be delivered to Timco at its principal office and addressed to the attention of Timco’s Chief Financial Officer. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

          (f)     Termination of Directorship for Reason other than Cause, Death, Disability or Retirement. If a Non-Employee Director’s directorship terminates for any reason other than Cause, death, Disability or Retirement, the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed one (1) year from the date of such termination, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director at the date of such termination. Upon

Annex A-12

such termination the Non-Employee Director’s unvested Options shall expire, except as otherwise provided by the Committee.

          (g)     Termination of Directorship for Cause. Upon the removal, failure to stand for reelection or failure to be re-nominated for Cause, or if the Company obtains information after a Non-Employee Director’s directorship terminates that such Non-Employee Director had engaged in conduct that would have justified removal for Cause during his directorship, all outstanding Options held by such Non-Employee Director shall expire immediately and the Non-Employee Director or the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of Common Stock pursuant to such Options.

          (h)     Death. If a Non-Employee Director’s directorship terminates by reason of such director’s death, all nonvested Options held by such director shall vest and become fully exercisable and the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed one (1) year from the date of the director’s death, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director upon death.

          (i)     Disability. If a Non-Employee Director’s directorship terminates by reason of a Disability of such director, the Non-Employee Director shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director at the date of such termination; provided, however, that if the Non-Employee Director dies within such period, any vested Option held by such director upon death shall be exercisable by the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Non-Employee Director’s death and prior to the termination of the Option pursuant to its terms.

          (j)     Retirement. If a Non-Employee Director’s directorship terminates by reason of Retirement, the Non-Employee Director shall have the right at any time within a period not to exceed one (1) year from the date of such termination, and prior to the termination of the Option pursuant to its terms to exercise, in whole or in part, any vested portion of the Option held by such Non-Employee Director at the date of such termination; provided, however, that, if the Non-Employee Director dies within such exercise period, any vested Option held by such Non-Employee Director upon death shall be exercisable by the Non-Employee Director’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Non-Employee Director ‘s death and prior to the termination of the Option pursuant to its terms.

          (k)     Limitation on Awards. In the event that a grant of an Award under this Section would violate the limitations of Section 5(a), such grant shall be proportionately reduced to an amount that would not violate such limitations and, a make-up grant shall be made on the first day of the first month commencing at least twenty (20) days after such limitation is no longer exceeded in an amount equal to such prior reduction. Such make-up grants shall be made to a Non-Employee Director only if such director is a Non-Employee Director on the date such make-up grant is made. Notwithstanding anything to the contrary, in the event that no Fair

Annex A-13

Market Value of the Common Stock can be determined in a fiscal year, no annual grants of Awards shall be made for such fiscal year.

     12.     OTHER AWARDS

Awards of shares of Common Stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

     13.     DEFERRAL OF AWARDS

     The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of an Award, receipt of all or a portion of the shares of Common Stock subject to such Award and/or to receive cash at such later time or times in lieu of such deferred shares of Common Stock, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects such deferral shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

     14.     CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

          (a)     Change in Control. Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control:

(i) Subject to paragraphs (ii) and (iii) below, all outstanding Awards granted prior to the Change in Control shall become fully vested in their entirety on the Change in Control. With respect to Awards subject to performance-based vesting, all Performance Goals shall be deemed satisfied as of the date of the Change in Control. The Committee, in its sole discretion, may provide without the consent of the Participants for the purchase of any Award by the Company. For purposes of this paragraph a Participant holding an Award other than a Performance Unit shall be entitled to a cash payment of an amount equal to (i), the number of shares of Common Stock subject to such Participant’s Award, multiplied by (ii) an amount equal to (x) the Change in Control Price, minus (y) the Exercise Price, if any for such Award. With respect to a Participant who holds a Performance Unit such Participant shall be entitled to a cash payment in an amount equal to the dollar amount designated to the Performance Unit as set forth in the applicable Award Agreement. Subject to paragraph (iii) below and notwithstanding anything herein to the contrary, in the event of a Change in Control then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation

Annex A-14

Rights of each Participant effective as of the date of the Change in Control, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of the Change in Control; provided, that, unless otherwise provided in the Award Agreement, during the period beginning on the date such notice is delivered and ending on the date of the Change in Control, each such Participant shall have the right to exercise in full all of the Participant’s Options and Stock Appreciation Rights Awards that are then outstanding (whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the respective Award Agreement) but contingent on occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

(ii) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Award is granted to an Eligible Employee hereunder, no acceleration of exercisability shall occur with respect to such Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control that the Award shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted Award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must meet the following criteria:

(A) the Alternative Award must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

(B) the Alternative Award must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise schedule; and

(C) the Alternative Award must have economic value substantially equivalent to the value of such Award (determined at the time of the Change in Control).

          (b)     Change in Status of Parent or Subsidiary. Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the employment or other services of a Participant employed by such entity may be treated in the sole discretion of the Committee as terminated if such Participant is not employed by the Company immediately after such event.

     15.     REQUIREMENTS OF LAW

          (a)     Stockholder Approval. Notwithstanding anything to the contrary herein, no Awards shall be made pursuant to the Plan prior to the date on which the Plan is approved by

Annex A-15

the stockholders of Timco in accordance with its By-laws and the laws of the State of Delaware and the rules and regulations of the securities exchange on which the Common Stock is traded.

          (b)     Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

          (c)     Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable Federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

          (d)     Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the

Annex A-16

amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

          (e)     Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     16.     GENERAL PROVISIONS

          (a)     Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

          (b)     Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of Common Stock.

          (c)     Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

          (d)     Issuance of Certificates; Stockholder Rights. Timco shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a stockholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for Federal tax purposes pursuant to Code Section 162(m).

          (e)     Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the

Annex A-17

purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

          (f)     Buyout and Settlement Provisions. The Committee may at any time on behalf of Timco offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

          (g)     Use of Proceeds. The proceeds received by Timco from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Timco.

          (h)     Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the stockholders of Timco, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 14, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Stock Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

          (i)     Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Timco at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Timco shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 14 hereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which

Annex A-18

the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Timco must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

          (j)     Notification of 83(b) Election. If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

          (k)     Detrimental Activity. All Awards shall be subject to cancellation by the Committee if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall be entitled to recover from the Participant at any time within two (2) years after the exercise or vesting of the Award but prior to a Change in Control, and the Participant shall pay over to the Company with respect to any Award previously held by such Participant (i) an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (ii) any shares of Common Stock granted pursuant to any Award other than an Option, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (iii) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.

          (l)     Disclaimer of Rights. No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

          (m)     Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (n)     Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive

Annex A-19

compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

          (o)     Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

          (p)     Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

          (q)     Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

          (r)     Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

          (s)     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          (t)     Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Timco, to its principal place of business, attention: Chief Financial Officer, and if to the holder of an Award, to the address as appearing on the records of the Company.

Annex A-20

APPENDIX TO TIMCO AVIATION SERVICES, INC. 2003 STOCK INCENTIVE PLAN

DEFINITIONS

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Restricted Stock Unit, Stock Appreciation right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by Timco and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of Timco.

“Cause” means, with respect to a termination of employment or service with the Company, a termination of employment or service due to (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by the Participant, (ii) gross negligence or willful misconduct by the Participant in the performance of the Participant’s duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur if:

     (a)     any “person” within the meaning of Section 14(d) of the 1934 Act, other than any majority-owned subsidiary of the entity, any compensation plan of the entity or Lacy J. Harber and his affiliates, becomes the “beneficial owner” as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of Timco’s common stock,

     (b)     any “person,” other than any majority-owned subsidiary of Timco, any compensation plan of the Company or Lacy J. Harber and his affiliates, acquires by proxy or otherwise the right to vote more than 20% of Timco’s common stock for the election of directors of Timco (holders of the Timco’s common stock on the effective date of the Timco’s registration), other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of Timco or for any other matter or question,

     (c)     during any two-year period, individuals who constitute the Board (the “Incumbent Board”) as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by Timco’s stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the entity in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (c), considered as though such person were a member of the Incumbent Board, or

     (d)     Timco’s stockholders have approved the sale of all or substantially all of the assets of the Timco. Notwithstanding the foregoing, a Change in Control shall not occur if the event causing the Change in Control is a repurchase by Timco of its own shares (although subsequent acquisitions of shares of Timco’s Common Stock by any “person” owning more than the percentage interest set forth above shall constitute a Change in Control).

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of Timco. The Committee may adjust the Change in Control Price to account for shares of Common Stock subject to Awards hereunder which have not been issued as of the date of a Change in Control and treat such Common Stock as if it had been issued prior to the date of the Change in Control.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the compensation committee of the Board. Notwithstanding, with respect to Awards granted to Non-Employee Directors, “Committee” means the Board.

“Common Stock” means the common stock, $.001 par value per share, of Timco.

“Company” means Timco and all entities whose financial statements are required to be consolidated with the financial statements of Timco pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

“Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

“Covered Individual” means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 4(b).

“Detrimental Activity” shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant’s employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any

Appendix to Annex A

current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant’s Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company, provided however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant’s employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

“Disparagement” means making any comments or statements to the press, the Company’s employees or any individual or entity with whom the company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock for each Restricted Stock Units awarded to a Participant under the Plan.

“Effective Date” shall mean November 13, 2003 which is the date that the Plan was approved and adopted by the Board, subject to the approval of the Plan by the stockholders of Timco in accordance with its By-laws and the laws of the State of Delaware.

“Eligible Individual” means any employee, officer, director (employee or non-employee director) of the Company, any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company, and any independent contractor or consultant providing services to the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price of each share of Common Stock subject to an Award.

Appendix to Annex A

“Fair Market Value” means, if the shares of Common Stock are listed on the New York Stock Exchange, the closing price of the Common Stock on the date for which Fair Market Value if being determined. If the shares are not then listed on the New York Stock Exchange, and if the shares of Common Stock are then listed on any other national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by Nasdaq, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Award is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Award is granted for which such prices are available. If the Common Stock is not listed on the New York Stock Exchange, Nasdaq, the National Association of Securities Dealers OTC Bulletin Board, or the National Quotation Bureau, Inc., as the case may be, then Fair Market Value shall be determined in good faith by the Committee.

“Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Non-Employee Director” means a director of Timco who is not an active employee of the Company.

“Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 or 11 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Timco’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Timco’s after-tax or pre-tax profits including, without limitation, that attributable to Timco’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, Timco’s operational cash flow; (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Timco’s long-term or short-term public or private debt or other similar financial obligations of Timco, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from Timco’s continuing operations; (vi) the attainment of certain target levels of, or a specified percentage increase in, Timco’s net sales, revenues, net income or earnings before income tax or other exclusions; (vii) the attainment of certain target levels of, or a specified increase in, Timco’s return on capital employed or return on

Appendix to Annex A

invested capital; (viii) the attainment of certain target levels of, or a percentage increase in, Timco’s after-tax or pre-tax return on stockholder equity; (ix) the attainment of certain target levels in the fair market value of Timco’s Common Stock; (x) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and (xi) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Timco of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Timco (or a subsidiary, division or other operational unit of Timco) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

“Plan” means Timco’s 2003 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“Restricted Stock Unit” means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 8 hereunder.

“Retirement” means a termination of employment of a Participant (other than for Cause or within ninety (90) days after an event which would be grounds for a termination of employment for

Appendix to Annex A

Cause) who has attained (1) at least age sixty-five (65); (2) at least age sixty-two (62) and performed ten (10) or more years of service with the Company (or its predecessors); or (3) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant.

“Section 424 Employee” means an employee of Timco or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

“Timco” means Timco Aviation Services, Inc., a Delaware corporation.

Appendix to Annex A

TIMCO Aviation Services, Inc.
623 Radar Road
Greensboro, North Carolina 27410

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Roy T. Rimmer, Jr. and Philip B. Schwartz, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.001 par value per share, of TIMCO Aviation Services, Inc., a Delaware corporation (the “Company”) which the undersigned would be entitled to vote at the 2003 Annual Meeting of Stockholders to be held at 10:00 a.m. local time, on Tuesday, January 13, 2004, or any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present upon the matters referred to in this proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

1.	PROPOSAL ONE—Election of Directors

To elect the following persons as Directors of the Company:

Roy T. Rimmer, Jr. Jack J. Hersch Philip B. Schwartz Steven L. Gerard Stephen E. Gorman

[ ]	FOR ALL NOMINEES except as indicated	[ ]	WITHHOLD AUTHORITY to vote for all nominees (INSTRUCTION: To withhold authority for an individual nominee, strike a line through that nominee’s name in the list above.)

2.	PROPOSAL TWO—To approve the 2003 Stock Incentive Plan

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

3.	PROPOSAL THREE—To ratify the appointment of KPMG LLP as Independent Auditors

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

4.	PROPOSAL FOUR—To transact such other business as may properly come before the meeting.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

1

The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders dated December 1, 2003, and the accompanying Proxy Statement.

Date: , 200 .

Signature

Name(s) (typed or printed)

Address(es)

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

2